UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) August 12, 2010

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


                             Not Applicable
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 12, 2010, Chisholm, Bierwolf, Nilson & Morrill, LLC (CBNM) notified the Company that effective as of that date, the firm was resigning as its independent auditor. Effective the same date, the Company appointed Mark Bailey and Company, Ltd (MBC) as its new auditor and that decision to change the auditor was approved by the Company's Board of Directors on August 12, 2010.

Chisholm, Bierwolf, Nilson and Morrill, LLC. issued their auditor's report on the Company's financial statements for the years ended March 31, 2009 and March 31, 2010, which included an explanatory paragraph as to the Company's ability to continue as a going concern.

Other than the going concern uncertainty described above, CBNM's audit report on the Company's financial statements for the years ended March 31, 2009 and March 31, 2010 did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended March 31, 2009 and March 31, 2010 and any subsequent interim period through August 12, 2010, the date of resignation of CBNM, there were no disagreements with CBNM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CBNM's satisfaction, would have caused CBNM to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided CBNM with a copy of the disclosure in the preceding two paragraphs and requested in writing that CBNM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. CBNM provided a letter, dated August 12, 2010 stating its agreement with such statements, which is included as exhibit 16 to this Form 8-K.

During the years ended March 31, 2009 and March 31, 2010 and through the date of the Audit Committee's decision, the Company did not consult MBC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

16 Letter from Chisholm, Bierwolf, Nilson & Morrill, LLC dated August 12, 2010 regarding its resignation (filed herewith).




                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCE GROUP CORP.
                              (Registrant)

                              /s/ Edward A. Machulak
Date:  August 13, 2010        __________________________________________
                              By:  Edward A. Machulak, President


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